_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 27, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-100818	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                      None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2004-6F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,087,279,495 aggregate principal amount of Class IA-1, Class IA-2, Class IA-3, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IIA-8, Class IIIA-1, Class IIIA-2, Class IIIA-3, Class IIIA-4, Class IIIA-5, Class IIIA-6, Class IVA-1, Class VA-1, Class A-P, Class A-X, Class B1, Class B2, Class B3, and Class B3 Certificates (the “Publicly Offered Certificates”) on May 27, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 23, 2004, as supplemented by the Prospectus Supplement dated May 25, 2004, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of May 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator and custodian, and Wachovia Bank, National Association, as Trustee, which incorporates by reference the Standard Terms to Trust Agreement, May 2004 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5, Class B6, Class II-B4, Class II-B5, Class II-B6 and Class R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,090,835,278 as of May 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Trust Agreement, dated as of May 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator and custodian, and Wachovia Bank, National Association, as Trustee

4.5.2

Standard Terms to Trust Agreement (May 2004 Edition)

4.6

Form of Publicly Offered Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Christopher Gething

      Name: Christopher Gething

      Title:   Vice President

Dated:  May 27, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.5.1

Trust Agreement, dated as of May 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator, and Wachovia Bank, National Association, as Trustee

4.5.2

Standard Terms to Trust Agreement (May 2004 Edition)

4.6

Form of Publicly Offered Certificate